Exhibit 10.2

NOTE PURCHASE AGREEMENT

     This Note Purchase Agreement, dated January ___, 2009, is between __________________ (the “Lender”), and BEACON ENTERPRISE SOLUTIONS GROUP, INC., a Nevada corporation (the “Borrower”).

          1. Authorization and Issuance of the Notes.

     1.1 Authorization of the Note. In order to (i) refinance $200,000 in existing senior notes and (ii) finance its working capital needs (collectively, the “Use of Net Proceeds”), the Borrower has authorized the issuance of Convertible Promissory Notes in the aggregate principal amount of up to $500,000 (the “Aggregate Financing Amount”), in connection with which the Lender will provide $_________ (the “Lender Loan Amount”), which Lender Loan Amount will be (i) on those terms as are evidenced in the form of Exhibit A (the “Note”) and (ii) dated the Closing Date (as defined below).

     1.2 Issuance of the Note. The Borrower will issue the Note to the Lender at the Closing provided for in Section 2. At the Closing, the Lender will loan to the Borrower, on the terms and subject to the conditions hereof, an amount equal to the Lender Loan Amount. The aggregate amount of this Note and the other convertible promissory notes (the “Other Notes”) issued to Lenders will not exceed the Aggregate Financing Amount.

     1.3 Covenants.

     (A) Contribution to Borrower. The Lender and the Borrower agree that the net proceeds from the issuance of Notes shall be deposited in an interest earning account of the Borrower and shall be available to make payments in accordance with the stated Use of Net Proceeds.

     (B) Negative Covenants. The Borrower covenants and agrees that, at any time that the Note is outstanding, it shall not (i) grant a new security interest in or pledge any of its assets or (ii) issue any new debt for borrowed money that ranks senior to or pari passu with the debt represented by the Note.

     (C) Subordination. The Lender acknowledges and agrees that its rights in the Note and any security interest associated thereby shall be subordinated to the rights of the Borrower’s existing secured creditors and shall be pari passu with the rights and security interests of the holders of the Other Notes. The Lender agrees to execute such documents and instruments as the Borrower may reasonably request from time to time in order to evidence such subordination.

     1.4 Representations and Warranties.

     The Borrower represents and warrants as follows:

     (A) Capitalization. The authorized capital stock of the Borrower consists of 70,000,000 shares of Common Stock, par value $0.001, and 5,000,000 shares of Preferred Stock.

Additional information about the capital structure of the Borrower may be found in the Annual Report on Form 10-K and the other Public Information (as defined below). The Borrower has reserved for issuance and/or delivery upon conversion of the Note and the Other Notes such number of shares of Common Stock as shall be required for issuance and delivery upon conversion.

     (B) Good Standing of the Borrower; Authorization. The Borrower is in good standing as a corporation in the state of Nevada; (ii) is duly qualified as a foreign corporation to do business in all other jurisdictions wherein the nature of its business or property makes such qualifications necessary; and (iii) has full corporate power and authority to own its properties and to carry on its business as presently conducted and to enter into and perform this Agreement and the Note (collectively, the “Transaction Documents”). The execution, delivery and performance of the Transaction Documents have been duly authorized by all necessary proceedings on the part of the Borrower. The Transaction Documents have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     (C) Compliance with Other Instruments. The execution, delivery and performance of the Transaction Documents will not result in any breach of, or constitute a material default under the charter or by-laws of the Borrower, or any material agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Borrower. The Borrower is not in material violation of any term of its charter or by-laws, or any term of any agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to it, the violation of which is reasonably likely to materially adversely affect its business, operations, properties or financial condition.

     (D) Material Adverse Changes. The Borrower is not aware of any fact which will materially adversely affect or, so far as it can now reasonably foresee, will materially adversely affect its business, operations, properties or financial condition, or, in the case of the Borrower, its performance of its obligations under the Transaction Documents.

     (E) Pending Litigation. There are no actions, suits, proceedings or investigations pending, or, to the knowledge of the Borrower, threatened, against or affecting the Borrower before any court, arbitrator or administrative or governmental body.

     (F) Consents and Permits. No consent, approval or authorization of, or declaration or filing with, any governmental authority or any other person on the part of the Borrower is required for the valid execution and delivery of any of the Transaction Documents or the consummation of the transactions contemplated hereby or thereby, except as described in this Section 1.4. The Borrower has all material permits, licenses, franchises or other governmental authorizations necessary or appropriate to operate its business.

     (G) Disclosure. No statement contained in this Agreement, as supplemented by the Borrower’s Annual Report on Form 10-K and other information (the “Public Information”) filed with the Securities and Exchange Commission (the “SEC”), which are incorporated by reference herein, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make such statement, in the light of the circumstances under which it was made, not misleading. In furtherance thereof, the Lender should be aware that there are various risks associated with the purchase of the Note, including, but not limited to, those described in the “Risk Factors” sections of the periodic reports filed with the SEC by the Borrower.

     (H) Commissions and Reimbursements. At the Closing, the Borrower shall pay Laidlaw & Co. (UK), Ltd (i) a commission of ten percent (10%) of the principal amount of the Note and (ii) a non-accountable expense reimbursement of $25,000.

     The Lender represents as follows: the Lender understands that the Note, and the shares of common stock into which the Note is convertible (collectively, the “Securities”), have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); the Lender understands that the Securities are being offered and issued pursuant to an exemption from registration contained in the Securities Act based in part upon the Lender’s representations contained in this Agreement; the Lender has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Borrower so that it is capable of evaluating the merits and risks of its investment in the Securities and has the capacity to protect its own interests; the Lender must bear the economic risk of this investment indefinitely unless the Securities are registered pursuant to the Securities Act, or an exemption from registration is available; the Lender understands that the Borrower has no present intention of registering the Securities; the Lender understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Lender to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times the Lender might desire; the Lender is acquiring the Securities for the Lender’s own account for investment only, and not with a view towards their distribution; by reason of its business or financial experience, the Lender has the capacity to protect its own interests in connection with the transactions contemplated by the Transaction Documents; the Lender is aware of no publication of any advertisement in connection with the transactions contemplated by the Transaction Documents; and it is an accredited investor (or is an entity directly or indirectly wholly owned by one or more accredited investors) within the meaning of Regulation D under the Securities Act.

          2. Closing. The closing of the issuance of the Note to the Lender (the “Closing”) will take place at such date (the “Closing Date”) and location as the parties may mutually agree, but not later than February 15, 2009. At the Closing, the Borrower will execute and deliver to the Lender the Note, and the Lender will lend to the Borrower the Lender Loan Amount.

          3. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier, or if mailed, when mailed by United States first-class, certified or registered mail, postage prepaid, to the other party at the following addresses or by telecopy, receipt confirmed (or at such other address as shall be given in writing by any party to the other):

          If to Borrower, to:

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
1961 Bishop Avenue

Louisville, Kentucky 40218
Attention: Bruce Widener

          If to the Lender, to the address set forth on the signature page hereto.

          4. Successors and Assigns. This Agreement, and all rights and powers granted hereby, will bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions thereof.

          6. Consent to Jurisdiction. The parties hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement may be brought and enforced in the courts of the State of New York or of the United States of America located in the County of New York, State of New York, and irrevocably submits to such jurisdiction for such purpose. The parties hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum.

          7. Headings. The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

          8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. Facsimile copies of original signatures shall be effective as original signatures.

         9. Entire Agreement. This Agreement sets forth all of the promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written. This Agreement may not be amended except by an instrument in writing signed by the party sought to be charged with effect of such amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

BEACON ENTERPRISE SOLUTIONS GROUP, INC.

By:	_______________________________ Name: Bruce Widener Title: Chief Executive Officer

LENDER:

_______________________________
Name: __________________________
Company Name (if applicable):
_______________________________

Title (if applicable): ________________
Address:
_______________________________
_______________________________

Exhibit A

Promissory Note